Exhibit 10.5.3

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of January 14, 2003, is by and between InteliData Technologies Corporation, a Delaware corporation and Alfred S. Dominick, Jr. ("Executive") and amends the Employment Agreement dated April 5, 1999, and previously amended on April 5, 2002, between InteliData and the Executive as follows:

     1. Section 2 of the Employment Agreement shall be replaced in its entirety by the following:

          "2. Term. The period of employment shall be from April 5, 1999 through April 5, 2004, unless sooner terminated as herein set forth."

     IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT TO EMPLOYMENT AGREEMENT as of the fourteenth day of January 2003.InteliData Technologies Corporation

                                    By: /s/ Patrick F. Graham
                                        ------------------------------------
                                        Patrick F. Graham
                                        Chairman, Compensation Committee of
                                         the Board of Directors

                                     /s/ Alfred S. Dominick, Jr.
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                                     Alfred S. Dominick, Jr.